Analyst/Investor Meeting
Kirby Corporation
Houston, Texas
November 8, 2006

Analyst/Investor Meeting
8:15 - 8:45	Kirby Overview
8:45 - 9:45	Kirby Inland Marine
9:45 - 10:00	Tour Dispatch Operations
10:00 - 10:30	Kirby Engine Systems
10:30 - 11:00	Bus ride to Seamen’s Church Institute
11:00 - 11:45	Simulator Observation
11:45 - 12:15	Bus ride to Peterkin building
12:15 - 1:45	Lunch on M/V Observer and tour of fleets and Ship Channel
2:00 - 2:15	Tour of Training Center
2:15 - 2:45	CMAI presentation, Petrochemicals
2:45 - 3:15	Purvin & Gertz presentation, Refined Products
3:15 - 3:30	Closing remarks
3:30	Depart for airports and Waugh Drive
Kirby Corporation
November 8, 2006
Agenda

Presented by
Norman Nolen
CFO, Exec. Vice President
Kirby Corporation
•
Financial Highlights

For First Nine Months Ended September 30, 2006
Financial Highlights

EBITDA and Operating Margins
Marine Transportation

EBITDA and Operating Margins
Diesel Engine Services

Marine Transportation Margins

Thousands of Barrels
Barge Capacity Retirement
Schedule

Replacement Barges
New Construction Costs

New Construction Costs

Millions of Barrels
Barge Capacity

New Construction Costs

Capitalized Maintenance

Total Capital Expenditures

Cash Flows
* Capex excludes acquisitions

Debt to Capitalization
Kirby Corporation

Kirby Inland Marine

Presented by
Steve Valerius
President
Kirby Inland Marine, LP
•
U.S. Inland Boat and Barge Supply
•
Manning/Crewing Issues
•
Charter Boat Strategy

Total Tank Barges
2,850
Inland Tank Barge Industry

Source: Informa Economics, Barge Fleet Profile, March 2006
Inland Tank Barge Fleet

1,254	Double Skin 30K barges
1,320	Double Skin 10K barges
124	Double Skin < 10K barges
152	Single Skin barges
2,850	Total
Industry Fleet Hull Profile

BBL estimated from Informa Economics
	Barges	Barrels (MM)
2000	104	2.6
2001	92	2.3
2002	79	2.0
2003	117	2.8
2004	100	2.4
2005	104	2.5
Industry Retirement History

903 Active Tank Barges
Petrochemical
Refined
Products
High Capacitypumps –
Specialty coated
tanks
704
114
63
12
10
Pressure
Pressurized
tanks
Black Oil
Self-contained
heating systems
Anhydrous
Ammonia
Refrigeration
tanks
Specialty
Stainless steel
tanks
High Tech and Diverse Fleet

Shipper Owned Independent	Tank Barges Operated	Dry Cargo Barges Operated
Kirby Corporation	903	-
American Commercial Lines LLC	371	2,803
Marathon Ashland Petroleum	170	-
Canal Barge Company, Inc.	169	273
Ingram Barge Company	165	3,716
Florida Marine	91	-
Blessey Enterprises	86	-
American River Transportation Co	82	2,076
Higman Barge Lines, Inc.	80	-
Cenac Towing Company, Inc.	72	-
PPG Industries, Inc.	59	-
Southern Towing Company	53	-
Martin Midstream Partners	52	-
Settoon Towing, LLC	49	-
Magnolia Marine Transport Co	45	-
LeBeouf Brothers Towing Co	44	-
Olin Corporation	29	-
John W. Stone Oil	28	-
Buffalo Marine Service, Inc.	24	-
Rhodia, Inc.	20	-
ConocoPhillips Company	20	-
River City Towing Services	19	-
Houston Marine Services, Inc.	18	-
Lyondell Chemical Company	17	-
Tank Barge Owners By Number of Tank Barges
Informa Economics, Barge Fleet Profile, March 2006-Adjusted
Shipper Owned Independent	Tank Barges Operated	Dry Cargo Barges Operated
Dynegy Midstream Services	16	-
Dupont	16	-
Waxler Towing Company, Inc.	15	-
Horizon Maritime	15	-
Highland Towing	13	-
Devall Towing	12	-
Chem Carriers, Inc.	12	-
Plaquemine Towing Corp.	11	-
Golding Barge Lines, Inc.	9	-
Grifco	8	-
Westlake/GA&O Corporation	8	-
Merichem Company	7	-
Apex Towing	7	-
Republic of Texas	6	-
Hines Barge Line	6
American Milling	5	11
Mon River Towing, Inc.	4	142
Reilly Industries	4	-
Memphis Barge Lines	4	-
Barge Management, Inc.	3	-
Cytec Industries	2	-
Jantran, Inc.	1	-
Other dry cargo carriers	-	8,768
TOTAL	2,850	17,789
Fleet Size and Diversity

2006
2007
2008
 2   10K Clean
30K Clean
23
25  Total
  6  10K Clean
20  30K Clean
26  Total
20  10K Clean
12  30K Clean
32  Total
Kirby New Construction Plan

2006
2007
111
2.9 MM BBL
133
3.3 MM BBL
Total Industry
2008
62
1.1 MM BBL
New Construction on Order

10,000 bbl - Clean	$1.25M*
30,000 bbl - Clean	$2.30M
30,000 bbl - Heated Black Oil	$3.50M
*Specialty
New Construction Prices

Construction labor	38%
Steel, steel products	37%
Components	17%
Engineering	8%
100%
New Construction Cost
Components

Mill Price + Scrap Surcharge
Source:  American Metal Market/CRU Monitor
Steel Sheet Prices

New Construction	23	42	25	26	32
Number of Barges
Barrel Capacity (mm)
Kirby Fleet Status

Kirby Towboat Construction
2006/07
    4 – 2100 HP – 90’x34’x10’
          Oct 30, Jan 17, March 29, May 11
2007
    4 – 1800 HP – 76’x35’x10’
          June 10, July 25, Sept 5, Oct 17
2008
    4 – 1800 HP – 76’x35’x10’
          March, April, May, June

Robert G. Stone, Jr.

Towboat Fleet

157	Kirby-owned boats
90	Full-time charter boats
5	Short-term use boats
252	Total Operated Boats

•
27 different charter boat service providers
•
Average tenure with Kirby is 12 years
■
Kirby operates 94 chartered towboats
•
No capital cost
•
Variable cost vs. fixed cost
■
Charter Boat Strategy
Charter Boats

Marine Workforce

Captains / Pilots
Tankermen
Deckhands/Tankermen Trainees
Engineers
1,323 Marine Employees
495
394
341
93
Vessel Personnel Profile

Average Years of Service
Captains
Tankermen
Engineers
16
5
12
Vessel Personnel Profile

•
Recruit
–
Develop a large diverse applicant pool
–
Promote  career path/competitive pay
–
Conduct comprehensive screening
•
Training and Development
–
Company-owned and operated TrainingCenter providing US Coast Guard Approved Programs
–
Safety and job skill training
–
Classroom, simulation and hands-onlearning
–
Nine USCG-certified courses
•
Include Tankermen DL, Radar andMate (Pilot) courses
Recruit, Train and Retain

•
Career Path is Critical to Retention
–
Training Path culminates with industry’s onlyUSCG Approved Mate (Pilot) Program – (Steersmen)
–
Retention rate of 90% for employees completingthe program
Recruit, Train and Retain

Deckhand
Tankerman
Steersman
Pilot
Relief Captain
Captain
Starting salary
$30,500
As soon as 6 mos.
$32,000 to $53,500
In 2-3 years
$53,500
In 3-5 years
$80,375
In 5-10 years
$87,250
In 10 years
$94,625 Up to
$107,000 plus
bonus
Kirby Offers Excellent Benefits
• Highly competitive wages	• 401(k)
• Insurance	• Disability coverage
• Pension plan	• Annual incentive bonus
• Free training	• Longevity pay
• Paid salary while training	• Holiday pay
Provide Advancement
Opportunity

Presented by
Jim Farley
Exec. Vice President, Operations
Kirby Inland Marine, LP
•
Shipyards
•
River Conditions
•
Regulatory Issues

Jeffboat
Trinity – Ashland City
Trinity – Madisonville
Southwest
West Gulf
West Gulf - Palacios
Tank Barge New Construction
Shipyards

Jeffboat
Tell City
Trinity – Port Allen
Trinity – Caruthersville
Dry Cargo New Construction
Shipyards

Inland Tank Barge Repair Yards

Illinois
River
Upper
Mississippi
River
Ohio
River
Lower
Mississippi
River
Intracoastal
Waterway
Canal and River Constraints

Navigation Delays

•
TWIC
•
Inspected Towing Vessel
Regulatory Issues

Presented by
Bill Ivey
Exec. Vice President, Sales
Kirby Inland Marine, LP
•
Pricing and Contracts

Term vs. Spot
•
70% Contract
–
12 months or longer
–
Formula driven escalators
•
Renewable
–
25% long term
–
35% annually
–
10% every two-three years
•
30% Spot
–
Market driven rates

Contract Escalators
•
Fuel
–
Quarterly
–
Monthly
•
Labor
–
Semi-annually
–
Annually
•
Inflation
–
Semi-annually
–
Annually

Pricing
•
Third Quarter Spot Pricing 25% higheryear over year
•
Currently Spot Pricing 10-15% aboveContract Pricing
•
Strong volumes expected to continue
•
Pricing environment favorable for 2007

Kirby Engine Systems
The Diesel Engine
Services Market

Kirby Engine Systems
Agenda
•
Diesel Engine Market – Overview
•
KES Operations
•
High Speed Market
•
High Speed Acquisition Synergies
Acquisition of Global Power HoldingCompany, Inc.
•
•
Growth Opportunities

Kirby Engine Systems
	Engine Speed	Horsepower Range	Applications	Manufacturers
Slow Speed	Less than 400 RPM	7,000 - 108,000 hp	• Large ocean going vessels • Power generation	• Man B&W • Sulzer • Wartsila
Medium Speed	400 - 1,000 RPM	800 - 32,000 hp	• Inland vessels • Offshore vessels • Fishing • Oil services • Power generation • Locomotives	• EMD • Caterpillar/MAK
High Speed	Over 1,000 RPM	50 - 8,375 hp	• Inland towing • Oil services • Offshore vessels • Power generation	• Caterpillar • Detroit Diesel • Cummins • John Deere
Basic Diesel Engine Types

Kirby Engine Systems
Slow Speed Diesel Engine

Kirby Engine Systems
Medium Speed Diesel Engine

Kirby Engine Systems
High Speed Diesel Engine

Kirby Engine Systems
25%
35%
13%
24%
3%
US Marine Propulsion Engines

Kirby Engine Systems
KES Services
Replacement Parts
•
OEM new parts
•
OEM remanufactured parts
•
Kirby remanufactured parts
Engine and Gear Repair
•
Overhauls
•
Bearing and element replacement
•
Remanufacture engines
•
Machining and Welding
•
Troubleshooting
•
Alignment

Kirby Engine Systems
Manufacturer Affiliations

Kirby Engine Systems
Seattle
Galveston
Paducah
Chesapeake
Rocky Mount
Tampa
Miami
High Speed
Medium Speed
KES Locations

Kirby Engine Systems
Revenue Growth

Kirby Engine Systems
Operating Income

Kirby Engine Systems
High Speed Market
•
Overview
–
Engine population
•
High speed engines provide main propulsion power for over 73% of U.S. flagged commercial vessels
–
Markets:
•
Oil Services
•
Inland Waterways
•
Offshore Towing
–
Consolidation

Kirby Engine Systems
High Speed Acquisition
Synergies
•
Synergies
–
Opportunity to provide multiple products and services to individual customers
–
Diversifies customer base

Kirby Engine Systems
Global Acquisition
•
Global Business Overview
–
Premier high speed diesel engine service provider on the Gulf Coast
–
296 employees; 175 service technicians
–
Projected revenue of $68 - $70 million in 2006
–
Six operating locations
–
Gulf Coast authorized marine dealer:
•
Caterpillar
•
Cummins
•
Detroit Diesel
•
John Deere

Kirby Engine Systems
KES Opportunities
•
High Speed Market Expansion Opportunities
–
Engine rebuild capacity
–
Inland waterway business
–
Land drilling
•
Market Consolidation
–
Consolidation in customer base
•
Acquisitions

Presented by
Joe Pyne
CEO, President
Kirby Corporation
•
Closing Remarks

17% growth
rate from
1988-2005
Revenue – Business Operations

1994-2001 adjusted to exclude goodwill amortization expense
2002 adjusted to exclude impairment charges of $12.5 million, net of taxes, or $.51 per share
See Appendix for reconciliation of GAAP to Non-GAAP earnings per share
Earnings per share have been revised to reflect 2-for-1 stock split effective May 31, 2006
14.2% growth
rate from
1994 - 2005
Earnings Per Share From Continuing Operations Before Adjustments
Guidance
Earnings Per Share

After Tax Return on Capital*
*(Net income + after-tax interest)/(debt + equity)
Kirby Corporation

* Towboats Only

Date	No. of Tank Barges	Description
1986	5	Alliance Marine
1989	35	Alamo Inland Marine Co.
1989	53	Brent Towing Company
1991	3	International Barge Lines, Inc.
1992	38	Sabine Towing & Transportation Co.
1992	26	Ole Man River Towing, Inc.
1992	29	Scott Chotin, Inc.
1992	*	South Texas Towing
1993	72	TPT, Division of Ashland
1993	*	Guidry Enterprises
1993	53	Chotin Transportation Company
1994	96	Dow Chemical (transportation assets)
Date	No. of Tank Barges	Description
1999	270	Hollywood Marine, Inc. -Stellman -Alamo Barge Lines -Ellis Towing -Arthur Smith -Koch Ellis -Mapco
2002	15	Cargo Carriers
2002	64	Coastal Towing, Inc. (barge management agreement for 54 barges)
2002	94	Dow/Union Carbide (transportation assets)
2003	64	SeaRiver Maritime (ExxonMobil)
2005	10	American Commercial Lines (black oil fleet)
2006	*	Capital Towing
Date	No. of Tank Barges	Description
1999	270	Hollywood Marine, Inc. -Stellman -Alamo Barge Lines -Ellis Towing -Arthur Smith -Koch Ellis -Mapco
2002	15	Cargo Carriers
2002	64	Coastal Towing, Inc. (barge management agreement for 54 barges)
2002	94	Dow/Union Carbide (transportation assets)
2003	64	SeaRiver Maritime (ExxonMobil)
2005	10	American Commercial Lines (black oil fleet)
2006	*	Capital Towing
Shipper Owned(Blue)
Independent (Red)
Marine Transportation -
Acquisitions
Marine Transportation -
Acquisitions
Marine Transportation -
Acquisitions

Acquisitions
1987	National Marine
1991	Ewing Diesel
1995	Percle Enterprises
1996	MKW Power Systems
1997	Crowley (Power Assembly Shop)
2000	West Kentucky Machine Shop
2000	Powerway
2004	Walker Paducah Corp.
2005	TECO (Diesel Services Division)
2006	Global Power Holding Company
2006	Marine Engine Specialists
Diesel Services – Acquisitions
Diesel Services – Acquisitions

•
Investment grade public debt
–
Standard & Poor’s – BBB+
–
Moody’s – Baa3
•
8-year unsecured Private Placement due 2013
–
$200 million outstanding
–
Floating rate of LIBOR +0.5%
–
No required principal payments until maturity
•
$250 Million Revolving Credit Facility
–
Accordion feature allows maximum amount to increase to $325 million without amendment
–
$216 million available, including $75 accordion
Financial Strength

Tank Barge Supply and Demand